SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON,  DC  20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

                                DECEMBER 1, 2000

                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)

                              POWERCOLD CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

       NEVADA                      33-19584                   23-2582701
(STATE  OF  INCORPORATION)   (COMMISSION  FILE  NO.)   (IRS EMPLOYER IDENT. NO.)

                               103 GUADALUPE DRIVE
                               CIBOLO, TEXAS 78108
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                       210 659-8450
                         (REGISTRANT'S TELEPHONE NUMBER)

ITEM  1  -  CHANGES  IN  CONTROL  OF  REGISTRANT
     None

ITEM  2  -  ACQUISITION  OR  DISPOSITION  OF  ASSETS
     None

ITEM  3  -  BANKRUPTCY  OR  RECEIVERSHIP
     None

ITEM  4  -  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

(I) The client-auditor relationship between the registrant and R. E. Bassie & Co., P.C. has terminated effective December 1, 2000.

     The Company has retained a new independent accounting and audit firm effective December 1, 2000 for the year ending December 31, 2000.

               Williams  &  Webster,  P.S.
               Certified  Public  Accountants
               601  W.  Riverside,  Suite  1940
               Spokane,  WA  99201

(II) During the registrant's recent fiscal year audit of December 31, 1999 and the subsequent period up to the date of the termination of the former auditor, there were no disagreements with the former auditor on any matter of accounting principles or practices, financial statement disclosures or auditing scope of procedure.

(III) The Registrants Board of Directors approved of the change of certifying accountant effective as of December 1, 2000.

(IV) To the best of our knowledge there are no other required disclosures. The former auditor verified that there have been no disagreements on any matter of accounting principals or practices, financial statements disclosure or auditing scope of procedure either during the recent fiscal years and subsequent to the date of their resignation.

(V)     Amendment  -  Attached  Exhibits
        1.1     Accountants'  letter  of  agreement.

ITEM  5  -  OTHER  EVENTS
     None

ITEM  6  -  RESIGNATIONS  OF  REGISTRANT'S  DIRECTORS
     None

ITEM  7  -  FINANCIAL  STATEMENTS,  PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
     None

ITEM  8  -  CHANGE  IN  FISCAL  YEAR
     None

                              POWERCOLD CORPORATION
                                    FORM 8-K
                                   Signatures

In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


     POWERCOLD  CORPORATION


/s/ Francis L. Simola
--------------------------
Francis  L.  Simola
President  and  CEO

Date:  December  1,  2000




R.  E.  BASSIE  &  CO.,  P.C.
CERTIFIED  PUBLIC  ACCOUNTANTS
A  PROFESSIONAL  CORPORATION

6776  Southwest  Freeway,  Suite  580
Houston,  Texas  77074-2107
Tel:  (713)  266-0691  Fax:  (713)  266-0692
E-Mail:  Rebassie@aol.com

December  1,  2000

Securities  and  Exchange  Commission
450  5th  Street,  N.  W.
Washington,  D.C.  20549

Gentlemen:

We have been furnished with a copy of the response to Item 4 of Form 8-K for the event that occurred on December 1, 2000 (the termination of the client-auditor relationship), to be filed by our former client, PowerCold Corporation. We agree with the statements made in response to that item insofar as they relate to our Firm.

Very  truly  yours,


/s/  R.  E.  Bassie  &  Co.,  P.C.
     -----------------------------
     R.  E.  Bassie  &  Co.,  P.C.